ALL-AMERICAN TERM TRUST INC.                                   SEMIANNUAL REPORT

                                                              September 15, 1997

Dear Shareholder,
   We are pleased to present you with the semiannual report for All-American Term Trust Inc. (the "Trust") for the six months ended July 31, 1997.

GENERAL MARKET OVERVIEW
--------------------------------------------------------------------------------
   As a result of the Federal Reserve's ("the Fed") decision to raise short-term interest rates to 5.5% in March 1997, virtually every bond sector posted negative returns for the three month period ending March 31, 1997. The high yield sector was the exception, as gains in the first two months of the period more than offset the softness following the Fed move.

   Then, on April 28th, the report of the Employment Cost Index
(ECI)--considered to be the most comprehensive wage-inflation indicator, and critical to Federal Reserve policy--indicated a very positive inflation picture. This information, plus positive news on an agreed upon framework by President Clinton and the Republicans to balance the budget by 2002, and an atypical paydown in federal debt, turned market sentiment extremely bullish. Bonds entered a prolonged rally that sent the yield on the long bond from 7.1% on March 31, 1997 to 6.8% by June 30, 1997.

   July continued to be a harbinger of good news for fixed income investors as additional favorable inflation data prompted the yield on the long bond to drop even further, to 6.5%--the lowest level of the year. All bond sectors experienced positive returns; again, however, the high yield sector outperformed others as investors' willingness to accept higher credit risk produced higher returns.

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
   PERFORMANCE
   All-American Term Trust Inc. (Symbol: AAT) had a total return for the six months ended July 31, 1997 of 5.83% based on the Trust's net asset value and 10.05% based on the Trust's share price on the New York Stock Exchange. During the six months ended July 31, 1997, the Trust made distributions totalling $0.51 per share. As of July 31, 1997, the Trust's net asset value per share was $14.86, while its share price on the New York Stock Exchange was $13.50. Over the same period, the Trust underperformed the 7.12% return of its Lipper Corporate Debt BBB peer group.

--------------------------------------------------------------------------------
ALL-AMERICAN TERM TRUST INC.

Composition (as a % of portfolio assets as of July 31, 1997)

[The following table represents a pie chart in the printed report]

          Corporates .........61.97%
          Cash Equivalents ....0.74%
          Municipals ..........6.83%
          ARMs/Mortgages .....30.46%

SEMIANNUAL REPORT

--------------------------------------------------------------------------------
      FUND PROFILE

      Goal:
      High level of current income, consistent with the preservation of capital. The Trust will terminate on or about January 31, 2003.

      Portfolio  Managers:
      James F. Keegan, Julieanna Berry, Thomas J. Libassi, MH Asset Management Inc.

      Total Net Assets:
       $203.7 million as of July 31, 1997

      Dividend Payments:
      Monthly
--------------------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS
   The Trust seeks to provide a high level of current income consistent with the preservation of capital. As described in the prospectus, the Trust will terminate on or about January 31, 2003 and will liquidate all of its assets and distribute the net proceeds to shareholders. While the portfolio is being managed in an effort to return the initial offering price of $15.00 per share, this is not guaranteed. The Trust maintains a diversified portfolio of investment grade corporate bonds, mortgage-backed securities, high-yield/high risk and AAA-rated zero coupon municipal bonds.

   Throughout the semiannual period, while we did engage in some security swapping, we made no significant changes with regard to our industry focus in the portfolio. We continued to favor the cable (11.23% of net assets as of July 31, 1997), media (11.29%) and finance (12.63%) sectors, as we believe these sectors represent the most favorable risk/reward profiles in the current economic environment. Short cable, media paper, in particular, did very well. One of the more attractive companies within this marketplace, Telecommunications Inc. (3.61%), especially impacted Trust performance. The company made significant changes to deleverage and strengthen its balance sheet, while also improving its cash flow.

A WORD ABOUT DURATION
   A shorter duration portfolio and a rallying bond market conspired to result in the Trust's underperformance relative to its Lipper Corporate Debt BBB peer group. Because the Trust is due to terminate on or about January 31, 2003, we need to maintain a shorter duration portfolio than the Lipper peer group. The Trust's average duration is currently four years--two years shorter than that of the average duration of its peers. Typically, a rallying bond market--as was experienced during the semiannual period covered by this report--is relatively less favorable to the performance of a shorter duration portfolio. Conversely, our duration constraint and a rising interest rate environment was a significant factor in the Trust's outperformance of its peers in 1996.

ALL-AMERICAN TERM TRUST INC.                                   SEMIANNUAL REPORT

OUTLOOK
--------------------------------------------------------------------------------

As we enter the last few months of 1997 we believe that economic growth will continue at above-trend levels and that inflation will remain benign. Although bond market participants have, over the period, acquired a greater confidence in the Fed's management of monetary policy, more critically abetting the market's run-up has been a widening perception that the Greenspan Fed is likely to be pragmatic--and not driven strictly by classical resource utilization-based economic thought that currently argues for aggressive monetary tightening. However, we believe that the Fed does, at this time, maintain a bias toward tightening, and that the potential exists for such a move before year end.

   More specifically, the corporate market continues to grind tighter as technicals remain firm. Healthy corporate profits, as well as significant investable cash, bode well for further spread tightening. In short, we believe a bullish backdrop currently exists for corporate bonds.

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,


/S/Margo N. Alexander                    /S/Dennis McCauley
---------------------                    ------------------
MARGO N. ALEXANDER                       DENNIS MCCAULEY
President,                               Managing Director and Chief
Mitchell Hutchins Asset Management Inc.  Investment Officer-Fixed Income
                                         Mitchell Hutchins Asset Management Inc.


This letter is intended to assist shareholders in understanding how the Trust performed during the semiannual period ended July 31, 1997 and reflects our views at the time we are writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.

ALL-AMERICAN TERM TRUST INC.


PORTFOLIO OF INVESTMENTS                                                              JULY 31, 1997 (Unaudited)



  Principal
   Amount                                                    Maturity               Interest
    (000)                                                      Dates                  Rates               Value
  --------                                                   ---------              ---------          ---------
Federal Home Loan Mortgage Corporation
Certificates--5.05%
  $ 9,803   FHLMC ARM (cost--$10,121,726) .........          03/01/24                  7.866%        $10,282,596
                                                                                                      ----------

Federal National Mortgage Association
Certificates--11.26%
   19,000   FNMA ARM ..............................            TBA                     6.089          18,893,125
    3,930   FNMA CMT ARM ..........................          03/01/23                  7.575           4,050,292
                                                                                                      ----------
Total Federal National Mortgage Association
 Certificates
  (cost--$22,885,560) .............................                                                   22,943,417
                                                                                                      ----------

Collateralized Mortgage Obligations--0.75%
    6,115   FNMA Trust 1993-41, Class H
  (cost--$1,526,986) ..............................          03/25/23                  7.000*          1,528,489
                                                                                                       ---------

Government National Mortgage Association
Certificates--25.66%
   27,000   GNMA II ARM ...........................             TBA                    6.000          27,261,562
   24,370   GNMA II ARM ...........................    08/20/23 to 10/20/24       6.875 to 7.125      25,025,215
                                                                                                      ----------
Total Government National Mortgage Association
 Certificates
  (cost--$52,012,472) .............................                                                   52,286,777
                                                                                                      ----------

Corporate Bonds--83.42%

Aerospace--1.02%
    2,000   SabreLiner Corporation Series A .......          04/15/03                 12.500           2,080,000
                                                                                                      ----------

Banking--1.38%
    2,700   Bankers Trust New York Corporation ....          01/15/02                  7.500           2,810,233
                                                                                                      ----------

Cable--11.23%
    4,000   Continental Cablevision Incorporated ..          08/15/03                  8.625           4,396,800
    3,500   Echostar DBS Corporation** ............          07/01/02                 12.500           3,552,500
    4,000   International CableTel Incorporated ...          04/15/05                 12.750           3,120,000
    2,500   Multicanal S.A.** .....................          02/01/02                  9.250           2,584,375
    7,000   Telecommunications Incorporated .......          01/15/03                  8.250           7,354,823
    2,380   United International Holdings Incorporated       11/15/99                 14.000           1,880,200
                                                                                                      ----------
                                                                                                      22,888,698
                                                                                                      ----------

Communications--3.59%
    4,500   360 Communications Company ............          03/01/03                  7.125           4,590,675
    2,110   GST USA Telecommunications Incorporated          12/15/05                 13.875           1,413,700
    1,250   People's Telecommunications Company ...          07/15/02                 12.250           1,300,000
                                                                                                      ----------
                                                                                                       7,304,375
                                                                                                      ----------


ALL-AMERICAN TERM TRUST INC.

  Principal
   Amount                                                    Maturity               Interest
    (000)                                                      Dates                  Rates               Value
  --------                                                    -------                -------            --------

Corporate Bonds--(continued)


Consumer Manufacturing--3.63%
    $ 500   Apparel Ventures Incorporated .............      12/31/00                 12.250%        $   440,000
    2,000   Chattem Incorporated ......................      06/15/04                 12.750           2,240,000
    8,000   Coleman Escrow Corporation** ..............      05/15/01                 12.875(1)        4,720,000
                                                                                                      ----------
                                                                                                       7,400,000
                                                                                                      ----------

Energy--4.14%
    2,000   Cliffs Drilling Company ...................      05/15/03                 10.250           2,180,000
    1,500   Crown Central Petroleum Corporation .......      02/01/05                 10.875           1,582,500
    6,000   Transamerican Energy Corporation** ........      06/15/02                 13.000           4,680,000
                                                                                                      ----------
                                                                                                       8,442,500
                                                                                                      ----------

Entertainment--1.67%
      750   Cobb Theatres .............................      03/01/03                 10.625             828,750
    2,500   Discovery Zone Incorporated ** ............      08/01/02                 13.500           2,575,000
                                                                                                      ----------
                                                                                                       3,403,750
                                                                                                      ----------

Finance--12.63%
    5,000   CS First Boston Incorporated MTN++ ..........    01/15/03                  7.650           5,234,350
    6,500   General Motors Acceptance Corporation .......    01/01/03                  8.500           7,126,587
    4,000   Lehman Brothers Incorporated ................    04/15/03                  7.250           4,110,656
    2,000   Reliance Group Holdings Incorporated ........    11/15/00                  9.000           2,070,000
    7,000   Salomon Incorporated MTN ....................    01/15/03                  7.150           7,187,096
                                                                                                      ----------
                                                                                                      25,728,689
                                                                                                      ----------

Food & Beverage--1.28%
    2,500   American Rice Incorporated ..................    07/31/02                 13.000           2,612,500
                                                                                                      ----------

Freight, Air, Sea, Land--2.97%
    5,500   Airborne Freight Corporation ................    12/15/02                  8.875           6,048,515
                                                                                                      ----------

Gaming--1.30%
    2,500   Casino America Incorporated .................    08/01/03                 12.500           2,650,000
                                                                                                      ----------

General Industrial--4.68%
    2,000   Poindexter J.B. Incorporated ................    05/15/04                 12.500           2,095,000
    2,000   Revlon Consumer Products Corporation ........    04/01/01                  9.375           2,065,000
    5,000   Tenneco Incorporated ........................    10/01/02                  8.075           5,363,900
                                                                                                      ----------
                                                                                                       9,523,900
                                                                                                      ----------

Homebuilding--1.03%
    2,000   Ryland Group Incorporated ...................    07/15/02                 10.500           2,100,000
                                                                                                      ----------

Hotels & Lodging--2.04%
    4,000   Hilton Hotels Corporation ...................    07/15/02                  7.700           4,152,536
                                                                                                      ----------


ALL-AMERICAN TERM TRUST INC.



  Principal
   Amount                                                    Maturity               Interest
    (000)                                                      Dates                  Rates               Value
  --------                                                    -------                -------            --------

Corporate Bonds--(continued)

Media--11.26%
   $3,000   All American Communications Incorporated         10/15/01                 10.875%        $ 3,213,750
    3,000   Comdisco Corporation MTN ..................      01/28/02                  9.500           3,363,558
    9,000   News America Holdings Incorporated ........      02/01/03                  8.625           9,900,369
    2,000   Paxson Communications Corporation .........      10/01/02                 11.625           2,185,000
    2,000   Pegasus Communications Corporation ........      07/01/05                 12.500           2,220,000
    2,000   Sullivan Graphics Incorporated ............      08/01/05                 12.750           2,065,000
                                                                                                      ----------
                                                                                                      22,947,677
                                                                                                      ----------

Metals & Mining--2.56%
    2,000   Altos Hornos de Mexico S.A. de C.V.**            04/30/02                 11.375           2,145,000
    1,500   Easco Corporation .........................      03/15/01                 10.000           1,541,250
    1,400   Weirton Steel Corporation .................      07/01/04                 11.375           1,519,000
                                                                                                      ----------
                                                                                                       5,205,250
                                                                                                      ----------

Packaging--2.61%
    2,000   Grupo Industrial Durango S.A. .............      07/15/01                 12.000           2,195,000
    3,000   Vicap, S.A. de C.V.** .....................      05/15/02                 10.250           3,127,500
                                                                                                      ----------
                                                                                                       5,322,500
                                                                                                      ----------

Real Estate--0.51%
    1,000   Hovnanian K Enterprises Incorporated ......      04/15/02                 11.250           1,040,000
                                                                                                      ----------

Retail--2.29%
    2,750   Barry's Jewelers, Incorporated ............      12/22/00                 11.000(a)        1,526,250
    2,500   Big Five Holdings .........................      09/15/02                 13.625           2,637,500
      500   Great American Cookie Incorporated ........      01/15/01                 10.875             505,000
                                                                                                      ----------
                                                                                                       4,668,750
                                                                                                      ----------

Steel/Oil--3.13%
    6,000   USX Corporation MTN .......................      08/05/02                  7.990           6,370,980
                                                                                                      ----------

Supermarkets & Drugstores--2.75%
    1,000   Farm Fresh Holdings .......................      10/01/00                 12.250             842,500
    1,500   Hills Stores Company New ..................      07/01/03                 12.500           1,215,000
    2,000   Pantry Incorporated .......................      11/15/00                 12.000           2,060,000
    1,500   Pueblo Xtra International Incorporated** ..      08/01/03                  9.500           1,481,250
                                                                                                      ----------
                                                                                                       5,598,750
                                                                                                      ----------

Technology--1.61%
    3,000   Electronic Retailing Systems International       02/01/04                 13.250           1,920,000
    3,000   InterAct Systems Incorporated .............      08/01/03                 14.000           1,350,000
                                                                                                      ----------
                                                                                                       3,270,000
                                                                                                      ----------

Tobacco--2.03%
    3,000   Phillip Morris Companies Incorporated .....      01/15/03                  7.250           3,089,109
    1,000   RJR Nabisco Incorporated ..................      12/01/02                  8.625           1,049,907
                                                                                                      ----------
                                                                                                       4,139,016
                                                                                                      ----------

ALL-AMERICAN TERM TRUST INC.


  Principal
   Amount                                                    Maturity               Interest
    (000)                                                      Dates                  Rates               Value
  --------                                                    -------                -------            --------

Corporate Bonds--(concluded)

Transportation Non-Air--1.07%
   $2,000   Stena Shipping ............................      12/15/05                 10.500%        $ 2,190,000
                                                                                                      ----------

Utilities--1.01%
    2,000   Calpine Corporation .......................      02/01/04                  9.250           2,060,000
                                                                                                      ----------
TOTAL CORPORATE BONDS (cost--$165,244,311) ............                                              169,958,619
                                                                                                      ----------

Convertible Bonds--3.02%

Communications--0.15%
      420   GST Telecommunications Incorporated .......      12/15/05                 13.875             310,800
                                                                                                      ----------

General Industrial--1.33%
    3,000   Corporate Express Incorporated ............      07/01/00                  4.500           2,707,500
                                                                                                      ----------

Retail--0.67%
    1,500   Michaels Stores Incorporated ..............      01/15/03                  6.750           1,365,000
                                                                                                      ----------

Technology--0.87%
    2,000   Softkey International Incorporated ........      11/01/00                  5.500           1,765,000
                                                                                                      ----------
TOTAL CONVERTIBLE BONDS (cost--$5,906,499) ............                                                6,148,300
                                                                                                      ----------

Zero Coupon Municipal Securities(1)--9.57%
      650   Bolingbrook Illinois Park District ........      01/01/03                  5.475             508,346
      995   Cook County Illinois High School District .      12/01/02                  6.124             784,776
    4,500   Houston Texas Independent School District .      08/15/02              5.200 to 5.250      3,606,705
    7,000   Houston Texas Water & Sewer ...............      12/01/02                  5.050           5,538,400
    1,000   Maricopa County Arizona School District ...      01/01/02                  5.300             825,480
    3,895   NorthEast Independent School District Texas      02/01/03                  5.150           3,044,449
    6,000   San Antonio Texas Electric & Gas ..........      02/01/03              5.150 to 5.900      4,689,780
      650   William County Illinois Community School
             District .................................      12/15/02                  6.024             513,129
                                                                                                      ----------
TOTAL ZERO COUPON MUNICIPAL SECURITIES
 (cost--$18,687,292) ..................................                                               19,511,065
                                                                                                      ----------

ALL-AMERICAN TERM TRUST INC.



  Number of
   Shares                                                                            Value
  --------                                                                          -------
Common Stock(a)--0.35%

Gaming--0.32%
   43,875   Casino America Incorporated ........................................   $ 98,719
   77,681   Colorado Gaming & Entertainment Company ............................    466,086
   30,000   Hollywood Casino Corporation .......................................     88,125
                                                                                    -------
                                                                                    652,930
                                                                                    -------

Media--0.03%
    4,512   Pegasus Media & Communications Incorporated ........................     59,784
                                                                                    -------
TOTAL COMMON STOCK (cost--$646,250) ............................................    712,714
                                                                                    -------


  Number of
  Warrants
  --------

Warrants(a)--0.13%

Aerospace--0.01%
    2,000   SabreLiner Corporation .............................................     20,000
                                                                                    -------

Consumer Manufacturing--0.00%
      500   AVI Holdings Incorporated ..........................................      2,500
                                                                                    -------

Gaming--0.06%
    7,767   Casino America Incorporated ........................................     13,981
    2,500   HDA Management Corporation .........................................     98,150
                                                                                    -------
                                                                                    112,131
                                                                                    -------

Retail--0.00%
       90   Cookies USA Incorporated ...........................................        900
                                                                                    -------

Technology--0.06%
    3,000   Electronic Retailing Systems International .........................    120,000
    3,000   InterAct Systems Incorporated ......................................      7,500
                                                                                    -------
                                                                                    127,500
                                                                                    -------
TOTAL WARRANTS (cost--$182,383) ................................................    263,031
                                                                                    -------

ALL-AMERICAN TERM TRUST INC.


  Principal
   Amount                                                    Maturity               Interest
    (000)                                                      Date                   Rate                Value
  --------                                                    -------                -------            --------
Repurchase Agreement--1.03%
   $2,106   Repurchase Agreement dated 07/31/97,
            with State Street Bank & Trust Company,
            collateralized by $1,950,000 U.S. Treasury
            Bonds, 7.875% due 11/15/07; proceeds:
            $2,106,333
            (cost--$2,106,000) ............................. 08/01/97                 5.700%         $  2,106,000
                                                                                                     ------------
Total Investments (cost--$279,319,479)--140.24% .............                                         285,741,008
Liabilities in excess of other assets--(40.24)% .............                                         (81,994,460)
                                                                                                     ------------
Net Assets--100.00% .........................................                                        $203,746,548
                                                                                                     ============

------

* Planned amortization class interest only security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of principal paydowns outside a designated range. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

**   Security exempt from registration  under Rule 144A of the Securities Act of
     1933.  These   securities  may  be  resold  in  transactions   exempt  from
     registration, normally to qualified institutional buyers.

+ Denotes a step-up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.

++   Illiquid security representing 1.83% of total investments.

(a)  Non-income producing securities.

(1) Interest rates shown reflect yield to maturity at purchase date for zero coupon bonds.

ARM --Adjustable Rate Mortgage, the interest rate shown is the current rate at July 31, 1997.

CMT  --Constant Maturity Treasury index

MTN  --Medium Term Note

TBA --(To Be Assigned) Securities are purchased on a forward commitment basis with approximate (generally +/-1.0%) principal amount and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when specific mortgage pools are assigned.

                 See accompanying notes to financial statements

ALL-AMERICAN TERM TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES                    JULY 31, 1997 (unaudited)

ASSETS:
Investments in securities, at value (cost--$279,319,479) .......................   $285,741,008
Cash ...........................................................................            783
Interest receivable ............................................................      3,573,212
Deferred organizational expenses ...............................................         26,654
Other assets ...................................................................          1,375
                                                                                    -----------
Total assets ...................................................................    289,343,032
                                                                                    -----------

LIABILITIES:
Payables for investments purchased .............................................     85,203,377
Payable to investment adviser and administrator ................................        154,131
Accrued expenses and other liabilities .........................................        238,976
                                                                                    -----------
Total liabilities ..............................................................     85,596,484
                                                                                    -----------

NET ASSETS:
Capital Stock--$0.001 par value; 100,000,000 shares authorized;
  13,706,667 shares issued and outstanding .....................................    205,597,650
Undistributed net investment income ............................................      3,811,896
Accumulated net realized losses from investment transactions ...................    (12,084,527)
Net unrealized appreciation of investments .....................................      6,421,529
                                                                                    -----------
Net assets applicable to shares outstanding ....................................   $203,746,548
                                                                                    ===========
Net asset value per share ......................................................         $14.86
                                                                                          =====

                 See accompanying notes to financial statements

ALL-AMERICAN TERM TRUST INC.

STATEMENT OF OPERATIONS

                                                                           For the Six Months
                                                                                  Ended
                                                                              July 31, 1997
                                                                               (unaudited)
                                                                                ---------
INVESTMENT INCOME:
Interest ....................................................................  $ 8,934,635
                                                                               -----------

EXPENSES:
Investment advisory and administration ......................................      888,207
Reports and notices to shareholders .........................................       79,093
Custody and accounting ......................................................       59,887
Legal and audit .............................................................       39,145
Amortization of organizational expenses .....................................       23,000
Transfer agency fees ........................................................       18,743
Directors' fees .............................................................        6,025
Other expenses ..............................................................        2,136
                                                                               -----------
                                                                                 1,116,236
                                                                               -----------
NET INVESTMENT INCOME .......................................................    7,818,399
                                                                                ----------

REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES:
Net realized gains from investment transactions .............................       41,513
Net change in unrealized appreciation/depreciation of investments ...........    3,574,419
                                                                               -----------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES ................    3,615,932
                                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................  $11,434,331
                                                                               ===========

                 See accompanying notes to financial statements

ALL-AMERICAN TERM TRUST INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      For the Six
                                                                                         Months
                                                                                          Ended      For the Year
                                                                                      July 31, 1997      Ended
                                                                                       (unaudited) January 31, 1997
                                                                                      ------------- --------------
FROM OPERATIONS:
Net investment income ..........................................................      $ 7,818,399   $ 15,043,199
Net realized gains from investments ............................................           41,513        675,151
Net change in unrealized appreciation/depreciation of investments ..............        3,574,419      1,116,090
                                                                                     ------------   ------------
Net increase in net assets resulting from operations ...........................       11,434,331     16,834,440
                                                                                     ------------   ------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income ..........................................................       (6,990,400)   (14,529,067)
                                                                                     ------------   ------------
Net increase in net assets .....................................................        4,443,931      2,305,373
NET ASSETS:

Beginning of period ............................................................      199,302,617    196,997,244
                                                                                     ------------   ------------
End of period (including undistributed net investment income
  of $3,811,896 and $2,983,897 respectively) ...................................     $203,746,548   $199,302,617
                                                                                     ============   ============

                See accompanying notes to financial statements

ALL-AMERICAN TERM TRUST INC.

STATEMENT OF CASH FLOWS

                                                                                        For the Six Months
                                                                                                Ended
                                                                                            July 31, 1997
                                                                                             (unaudited)
                                                                                            ------------
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Interest received ..............................................................          $   7,732,347
Expenses paid ..................................................................             (1,083,424)
Sale of short-term portfolio investments, net ..................................              1,117,860
Purchases of long-term portfolio investments ...................................           (561,874,637)
Sales of long-term portfolio investments .......................................            561,014,466
                                                                                            -----------
Net cash provided by operating activities ......................................              6,906,612
                                                                                            -----------

CASH FLOWS USED FOR FINANCING ACTIVITIES:
Dividends paid to shareholders .................................................             (6,990,400)
                                                                                            -----------

NET CHANGE IN CASH .............................................................                (83,788)
Cash at beginning of period ....................................................                 84,571
                                                                                            -----------
Cash at end of period ..........................................................            $       783
                                                                                            ===========

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET
  CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations ...........................            $11,434,331
                                                                                            -----------
Increase in investments, at value ..............................................             (5,600,007)
Decrease in receivable for investments sold ....................................              2,956,480
Decrease in interest receivable ................................................                 50,802
Amortization of deferred organizational expenses ...............................                 23,000
Decrease in other assets .......................................................                  3,602
Decrease in payable for investments purchased ..................................             (1,967,806)
Increase in payable to investment adviser and administrator ....................                  2,650
Increase in accrued expenses and other liabilities .............................                  3,560
                                                                                            -----------
Total adjustments ..............................................................             (4,527,719)
                                                                                            -----------
NET CASH PROVIDED BY OPERATING ACTIVITIES ......................................            $ 6,906,612
                                                                                            ===========

                See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   All-American Term Trust Inc. (the "Trust") was incorporated in Maryland on November 19, 1992 as a closed-end diversified management investment company. The Trust is anticipated to terminate on or about January 31, 2003. Organizational costs have been deferred and are being amortized on the straight line method over a period not to exceed 60 months from the date the Trust commenced operations.
   The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:
   VALUATION OF INVESTMENTS--Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect, in the judgment of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the investment adviser and a wholly-owned subsidiary of PaineWebber Incorporated, the fair value of the securities. When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by a management committee under the direction of the Trust's board of directors. The amortized cost method of valuation, which approximates market value, is used to value debt obligations with 60 days or less remaining to maturity, unless the Trust's board of directors determines that this does not represent fair value.
   REPURCHASE AGREEMENTS--The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Trust occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.
   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.
   DOLLAR ROLLS--The Trust enters into transactions in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (the "roll period"). During the roll period, the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds on the initial sale and by fee income or a lower repurchase price.
   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. On or about January 31, 2003, the Trust will liquidate its assets and will declare and make a termination distribution to its shareholders in an aggregate amount

NOTES TO FINANCIAL STATEMENTS

equal to the net proceeds of such liquidation after payment of the Trust's expenses and liabilities, including amounts owed on any outstanding borrowings by the Trust.

CONCENTRATION OF RISK
   The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.

INVESTMENT ADVISER AND ADMINISTRATOR
   The Trust has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. The Advisory Contract provides Mitchell Hutchins with an investment advisory and administration fee, computed weekly and paid monthly, at an annual rate of 0.90% of the Trust's average weekly net assets.

INVESTMENTS IN SECURITIES
   For federal income tax purposes, the cost of securities owned at July 31, 1997 was substantially the same as the cost of securities for financial statement purposes.

   At July 31, 1997, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an
      excess of value over cost) ................................. $9,087,203
Gross depreciation (investments having an
      excess of cost over value) ................................. (2,665,674)
                                                                   ----------
Net unrealized appreciation of investments ....................... $6,421,529
                                                                   ==========

   For the six months ended July 31, 1997, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $559,927,400 and $558,452,847, respectively.

CAPITAL STOCK
   There are 100,000,000 shares of $0.001 par value common stock authorized. Of the 13,706,667 shares outstanding at July 31, 1997, Mitchell Hutchins owned 7,698 shares.

FEDERAL TAX STATUS
   It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required. As part of the Trust's investment objective to return $15.00 per share to investors on or about January 31, 2003, the Trust may retain a portion of its taxable income and would pay any applicable excise and federal income tax.

   At January 31, 1997, the Trust had a net capital loss carryforward of $11,059,831 which expires as follows: $4,375,790 in 2003 and $6,684,041 in
2004. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains. To the extent such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable those gains will not be distributed.

ALL-AMERICAN TERM TRUST INC.

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout each period is presented below:


                                                         For the                                For the Period
                                                       Six Months          For the Years         March 1, 1993
                                                          Ended          Ended January 31,       (commencement
                                                      July 31, 1997  ------------------------  of operations) to
                                                       (unaudited)   1997      1996      1995  January 31, 1994
                                                       -----------   ----      ----      ----   --------------
Net asset value, beginning of period .................  $14.54      $14.37    $13.31    $15.30      $15.00
                                                        ------      ------    ------    ------      ------
Net investment income ................................    0.57        1.10      1.19      1.24        1.11
Net realized and unrealized gains (losses)
  from investments ...................................    0.26        0.13      0.99     (2.01)       0.27
                                                        ------      ------    ------    ------      ------
Net increase (decrease) investment from operations ...    0.83        1.23      2.18     (0.77)       1.38
                                                        ------      ------    ------    ------      ------
Dividends from net investment income .................   (0.51)      (1.06)    (1.12)    (1.22)      (1.06)
Distributions in excess of net realized gains from
  investment transactions ............................      --          --        --        --       (0.02)
                                                        ------      ------    ------    ------      ------
Total dividends and distributions to shareholders ....   (0.51)      (1.06)    (1.12)    (1.22)      (1.08)
                                                        ------      ------    ------    ------      ------
Net asset value, end of period .......................  $14.86      $14.54    $14.37    $13.31      $15.30
                                                        ======      ======    ======    ======      ======
Per share market value, end of period ................  $13.50      $12.75    $13.25    $12.13      $14.38
                                                        ======      ======    ======    ======      ======
Total investment return(1) ...........................   10.05%       4.59%    19.34%    (7.13)%      3.04%
                                                        ======      ======    ======    ======      ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ....................$203,747    $199,303  $196,997  $182,437    $209,775
Expenses to average net assets .......................    1.13%*      1.18%     1.05%     1.05%       1.04%*
Net investment income to average net assets ..........    7.92%*      7.70%     8.49%     8.95%       8.02%*
Portfolio turnover rate ..............................     200%        391%      415%      383%        416%

--------

*    Annualized

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and distributions at prices obtained under the Trust's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized for periods of less than one year.

ALL-AMERICAN TERM TRUST INC.

GENERAL INFORMATION

THE TRUST
   All-American Term Trust Inc. (the "Trust") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Trust's investment objective is to provide a high level of current income, consistent with the preservation of capital. The Trust will terminate on or about January 31, 2003 and, in conjunction therewith, will liquidate all of its assets and distribute the net proceeds to shareholders. The Trust will be managed in an effort to return the initial offering price of $15.00 per share and will normally be invested in a diversified portfolio of investment grade and high-yield corporate bonds, mortgage-backed securities and triple-A rated zero coupon municipal bonds. The Trust's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"), which has over $47 billion in assets under management as of August 31, 1997.

 SHAREHOLDER INFORMATION
   The NYSE ticker symbol for the Trust is AAT. Weekly comparative net asset value and market price information about the Trust is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and weekly in BARRON'S, as well as other newspapers.

DISTRIBUTION POLICY
   The Trust has established a Dividend Reinvestment Plan (the "Plan") under which shareholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. Additional shares acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The Trust will not issue any new shares in connection with its Plan.

                See accompanying notes to financial statements

                 (This page has been left blank intentionally.)

DIRECTORS
E. Garrett Bewkes, Jr.          Mary C. Farrell
CHAIRMAN                        Meyer Feldberg
Margo N. Alexander              George W. Gowen
Richard Q. Armstrong            Frederic V. Malek
Richard R. Burt                 Carl W. Schafer


PRINCIPAL OFFICERS
Margo N. Alexander              Thomas J. Libassi
PRESIDENT                       VICE PRESIDENT
Victoria E. Schonfeld           James F. Keegan
VICE PRESIDENT                  VICE PRESIDENT
Dianne E. O'Donnell             Julieanna Berry
VICE PRESIDENT AND SECRETARY    VICE PRESIDENT
Paul H. Schubert                Dennis McCauley
VICE PRESIDENT AND TREASURER    VICE PRESIDENT


INVESTMENT ADVISER
AND ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019


NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES. THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON. THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                                  PaineWebber
                       (c) 1997 PaineWebber Incorporated
                                  Member SPIC

                                 =============
                                 JULY 31, 1997
                                 =============
                                                ALL-AMERICAN
                                TERM TRUST INC.

                               SEMIANNUAL REPORT